1 EARNINGS PRESENTATION FIRST QUARTER 2025 May 1, 2025

2 FORWARD-LOOKING STATEMENTS This presentation contains information regarding the Company that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward- looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, anticipated capital expenditures, the construction or operation of new or existing facilities or capabilities and the costs associated with such matters, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction between the Company and Nippon Steel Corporation, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); risks arising from transaction-related litigation, either brought by or against the parties; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction and related litigation; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to the Company’s Annual Report on Form 10-K for the year ending December 31, 2024, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this report is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law. References in this presentation to (i) "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context and (ii) “Big River Steel” refers to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

3 EXPLANATION OF USE OF NON-GAAP MEASURES We present adjusted net earnings (loss), adjusted net earnings (loss) margin, adjusted net earnings (loss) per diluted share, earnings (loss) before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin and adjusted profit (loss) margin, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: asset impairment charges, restructuring and other charges, stock-based compensation expense, VEBA asset surplus adjustment, environmental remediation charges, strategic alternatives review process costs, tax impact of adjusted items and other changes, net (Adjustment Items). Adjusted EBITDA and adjusted EBITDA margin are also non-GAAP measures that exclude the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, adjusted EBITDA, adjusted EBITDA margin and adjusted profit (loss) margin to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, adjusted EBITDA, adjusted EBITDA margin and adjusted profit (loss) margin as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, adjusted EBITDA, adjusted EBITDA margin and adjusted profit (loss) margin useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, adjusted EBITDA, adjusted EBITDA margin and adjusted profit (loss) margin provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, adjusted EBITDA, adjusted EBITDA margin and adjusted profit (loss) margin should not be considered a substitute for net earnings (loss) or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. We also present net debt, a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value.

4 SUMMARY: ON THE PATH TO DELIVERING $55 PER SHARE Current Landscape Committed to closing the transaction with Nippon Steel Corporation Strategic projects ramping in 2025 Challenges Successfully navigating a dynamic steel industry backdrop, tariffs, and evolving demand environment Solution Progressing towards becoming the ‘Best Steelmaker with World- leading Capabilities’ Moving closer to fully ramping up our in-flight capital projects and delivering earnings resilience and increasing free cash flow Path Forward Successfully deliver the Nippon Steel transaction at $55 per share Creating a global steel leader in value and innovation

5 NIPPON STEEL & U. S. STEEL: THE PRESIDENT HAS DIRECTED A FRESH CFIUS REVIEW, VALIDATING THE BOARD’S LITIGATION STRATEGY The Best Path Forward U. S. Steel is committed to delivering $55 per share Key Facts On April 6, 2025, President Trump directed a fresh review of Nippon Steel’s acquisition of U. S. Steel, validating the Board’s litigation strategy  President Trump directed the Committee on Foreign Investment in the United States (CFIUS) to conduct a review that will be conducted de novo, confidentially, and consistent with the procedures set forth for national security reviews Nippon Steel offer provides tremendous benefits for all stakeholders  Strengthens national security and bolsters the American steel supply chain and America’s domestic steel industry against the threat from China  Nippon Steel’s offer includes unprecedented investments and commitments, including comprehensive mitigation of security concerns and commitments that would be fully enforceable by the U.S. government +

6 What we have in front of us right now seems like a fantastic opportunity, not only for my family, but decades to come. I want them folks to be able to retire from this company, and we feel that the investment from Nippon [Steel] will give them, their children, their grandchildren the capability for a lot of families to have.” ANDY MACEY | USW LOCAL 1557 | Mon Valley – Clairton Plant | 40 YEARS AT U. S. STEEL JACK MASKIL | USW LOCAL 2227 | Mon Valley – Irvin Plant | 27 YEARS AT U. S. STEEL JASON ZUGAI | USW LOCAL 2227 | Mon Valley – Irvin Plant | 27 YEARS AT U. S. STEEL RICHARD TIKEY | USW LOCAL 1557 | Mon Valley – Clairton Plant | 26 YEARS AT U. S. STEEL MARK SCHULER | USW LOCAL 2227 | Mon Valley – Irvin Plant | 30 YEARS AT U. S. STEEL I can tell you that I walk the floor every day and over 95% of the members are for the deal.” The workers I have talked to feel that the investments and strengths from this merger are the best for them and their families.” We want a future that is strong, and we want to stay in Pennsylvania making steel. Working with Nippon [Steel] is the best way to do that.” NIPPON STEEL & U. S. STEEL: OVERWHELMING SUPPORT FOR THE NIPPON STEEL TRANSACTION FROM OUR PASSIONATE AND ENGAGED EMPLOYEES I would like to see another generation of my family working in the steel industry and the only way it’s going to stay [in Pittsburgh] is with a partnership between U. S. Steel and Nippon Steel.”

BIG RIVER 2: NORTH AMERICA'S MOST TECHNOLOGICALLY ADVANCED STEEL MILL

June 2022	October 2024	November 2024	December 2024	Q1 2025	2025 →
Construction of Big River 2 commenced	First heats produced through electric arc furnaces 3 and 4 First endless strip production coil produced	First pickling line and tandem cold mill product produced	First prime tons shipped to customers First heavy gauge pickle galvanize line product produced	CGL3[1] line commissioning commenced ESP[2] production and width record	Focusing on receiving final acceptance certificates


JUNE 2022 – Construction Begins


OCTOBER 2024 – First Coil Achieved

LARGEST...

- ✓ Capital project across the entire USA for 12 months for any type of investment
- ✓ Capital investment ever in U. S. Steel's 124-year history
- ✓ Capital investment ever in the State of Arkansas's history
- ✓ Mini mill steelmaking plant (Big River Steel Works[3]) in North America (by volume[4])

[1] CGL3 = Continuous Galvanizing Line.
[2] ESP = Endless Strip Production.
[3] Big River Steel Works = Big River Steel and Big River Steel 2.
[4] Per Steel Market Update, EAF Status Table. Current as of April 2, 2025.

United States Steel Corporation | 7

8 CGL3 FIRST COIL – APRIL 2025 BIG RIVER 2: ADVANCING BEST-IN-CLASS FINISHING CAPABILITIES

9 FINANCIAL PERFORMANCE

10 Q1 2025 FINANCIAL PERFORMANCE: SUMMARY $172M Adjusted EBITDA ~5% adjusted EBITDA margin First quarter performance ($116M) Reported Net Earnings (Loss) ($0.52) per diluted share Note: For reconciliation of non-GAAP amounts, see Appendix. ($87M) Adjusted Net Earnings (Loss) ($0.39) per diluted share $2.9B Liquidity Including ~$0.6B cash

11 Q1 2025 FINANCIAL PERFORMANCE: POSITIVE CONTRIBUTIONS FROM EACH SEGMENT Highlights the strength and resilience of our operating performance Million Adjusted EBITDA $172 North American Flat-Rolled Segment Generated 5% EBITDA margin despite the impact of seasonal constraints in mining logistics, driven by our commercial strategy, diverse product mix and disciplined cost management Mini Mill Segment Mini Mill EBITDA margin for Q1 2025 was 10% excluding ramp- related impact from Big River 2 (BR2); BR2 delivered 146k net tons of shipments U. S. Steel Europe Segment Continues to face pressures from a challenging demand environment in Europe; managing costs to keep earnings resilient Tubular Segment Continues to navigate dynamic pricing environment; Enhanced suite of proprietary connections and seamless pipe products serving a diverse oil and gas customer base Note: For reconciliation of non-GAAP amounts, see Appendix.

Q2 2025 OUTLOOK: $375 TO $425 MILLION ADJUSTED EBITDA



North American Flat-Rolled

Commercial	Raw Materials	Operating Costs
Favorable impact expected from higher pellet sales due to seasonal factors and higher average selling prices, partially offset by slightly lower volumes	*Unfavorable raw material pricing and unfavorable raw material usage expected due to planned outages*	*Unfavorable impact expected from higher spending and labor costs due to planned outages*



Mini Mill[1]

Commercial	Raw Materials	Operating Costs
Favorable impact expected due to higher incremental volumes from BR2 ramp and higher average selling prices	*No material change expected*	*No material change expected*



U. S. Steel Europe

Commercial	Raw Materials	Operating Costs
Favorable impact expected due to higher average selling prices and increased volumes	*Unfavorable raw material pricing expected*	*Unfavorable impact expected from higher spending costs due to planned seasonal outage*



Tubular

Commercial	Raw Materials	Operating Costs
Favorable impact expected due to higher average selling prices	*Unfavorable impact expected from higher outside purchase scrap costs*	*No material change expected*

Note: Commentary reflects the expected change versus Q1 2025.
[1] Mini Mill segment EBITDA includes ~$50M in ramp-related impact in Q2 2025.

United States Steel Corporation | 12

13 2025 F I R S T Q U A R T E R U P D A T E

14 FINANCIAL UPDATES Reported Net Earnings (Loss) Adjusted Net Earnings (Loss)1 Segment EBIT2 Adjusted EBITDA3 Profit Margin: $ Millions $ Millions $ Millions $ Millions Adjusted EBITDA Margin:3 Segment EBIT Margin:2 Note: For reconciliation of non-GAAP amounts, see Appendix. 1 Earnings (loss) excluding adjustment items. 2 Earnings (loss) before interest and income taxes. 3 Earnings (loss) before interest, taxes, depreciation and amortization, and excluding adjustment items. Adjusted Profit Margin1: $171 $183 $119 ($89) ($116) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $206 $211 $140 ($28) ($87) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $204 $226 $84 ($61) ($77) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $414 $443 $319 $190 $172 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 4% 4% 3% (3%) (3%) 5% 5% 4% (1%) (2%) 5% 5% 2% (2%) (2%) 10% 11% 8% 5% 5%

KEY OPERATING STATISTICS TRENDS BY SEGMENT

Flat-Rolled Operating Statistics

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Shipments: in 000s, net tons	2,049	2,045	1,905	1,846	1,985
Production: in 000s, net tons	2,111	2,072	2,107	2,099	2,105
Average Selling Price: $ / net ton	$1,054	$1,051	$993	$956	$984

Mini Mill Operating Statistics

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Shipments: in 000s, net tons	568	562	602	575	782
Production: in 000s, net tons	717	725	732	664	965
Average Selling Price: $ / net ton	$977	$869	$800	$789	$761

U. S. Steel Europe (USSE) Operating Statistics

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Shipments: in 000s, net tons	1,072	875	899	732	856
Production: in 000s, net tons	1,079	980	970	803	956
Average Selling Price: $ / net ton	$830	$821	$802	$751	$741

Tubular Operating Statistics[1]

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Shipments: in 000s, net tons	114	109	110	143	136
Production: in 000s, net tons	146	117	159	153	161
Average Selling Price: $ / net ton	$2,267	$2,108	$1,805	$1,539	$1,729

[1] Shipments include immaterial billet shipments in Q1 & Q2 2024, 6K in Q3 2024, 39K in Q4 2024, and 18K in Q1 2025. Tubular Segment shipments and average selling price (excluding billet sales) were 104K tons at $1,871/ton in Q3 2024, 104K tons at $1,844/ton in Q4 2024, and 118K tons at $1,882/ton in Q1 2025.

United States Steel Corporation 15

16 EBITDA TRENDS BY SEGMENT EBITDA Margin: EBITDA Margin: EBITDA Margin: Note: For reconciliation of non-GAAP amounts, see Appendix. 1 EBITDA margin excluding BR2 impact excludes BR2 startup, construction, and ramp-related impact in Q1 2024 – Q1 2025 of ~$20M, ~$30M, ~$40M, ~$50M and ~$55M, respectively. EBITDA Margin: $156 $310 $246 $222 $104 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $145 $74 $22 ($8) $5 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $46 $21 $39 ($35) $35 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $69 $42 $9 $15 $25 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Flat-Rolled Segment EBITDA Mini Mill Segment EBITDA$ Millions $ Millions USSE Segment EBITDA Tubular Segment EBITDA$ Millions $ Millions 6% 12% 10% 10% 5% 21% 12% 4% (2%) 1% 5% 3% 5% (6%) 5% 25% 17% 4% 6% 10% EBITDA Margin Excluding BR2 Impact1: 23% 17% 11% 8% 10%

FLAT-ROLLED SEGMENT EBITDA CHANGE ANALYSIS


$ Millions, Q1 2024 vs. Q1 2025
$156
($148)
$17
$45
$34
$104
Q1 2024
Commercial
Raw Materials
Operating Costs
Other
Q1 2025

Commercial
The unfavorable impact is primarily the result of lower shipment volumes and lower average realized prices.

Raw Materials
The favorable impact is primarily the result of inventory revaluation impacts.

Operating Costs
The favorable impact is primarily the result of idle-related impacts and favorable sales and use tax refund.

Other
The favorable impact is primarily due to derivative gains and lower profit-based payments, partially offset by higher energy costs.


$ Millions, Q4 2024 vs. Q1 2025
$222
$8
($19)
($10)
($97)
$104
Q4 2024
Commercial
Raw Materials
Operating Costs
Other
Q1 2025

Commercial
The favorable impact is primarily due to higher shipment volumes and higher average realized prices, partially offset by lower pellet sales due to seasonality.

Raw Materials
The unfavorable impact is primarily the result of unfavorable raw material pricing.

Operating Costs
The unfavorable impact is primarily due to mining-related impacts, partially offset by favorable cost control from the absence of fourth-quarter outages and sales and use tax refund.

Other
The unfavorable impact is primarily the result of higher energy costs, lower joint venture income, and derivative impacts.

United States Steel Corporation 17

MINI MILL SEGMENT EBITDA CHANGE ANALYSIS

$ Millions, Q1 2024 vs. Q1 2025


$145
($141)
$44
$0
($43)
$5
Q1 2024
Commercial
Raw Materials
Operating Costs
Other
Q1 2025

Commercial
The unfavorable impact is primarily the result of lower average realized prices, partially offset by higher shipment volumes.

Raw Materials
The favorable impact is primarily the result of lower metallics costs.

Operating Costs
The change is not material.

Other
The unfavorable impact is primarily due to ramp-related impacts associated with strategic projects.

$ Millions, Q4 2024 vs. Q1 2025


($8)
$12
($6)
$10
($3)
$5
Q4 2024
Commercial
Raw Materials
Operating Costs
Other
Q1 2025

Commercial
The favorable impact is primarily the result of higher shipment volumes, partially offset by slightly lower average realized prices.

Raw Materials
The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs
The favorable impact is primarily related to the absence of outage activity.

Other
The change is not material.

Note: All BR2 variances are included in the 'Other' category.

United States Steel Corporation 18

19 $ Millions, Q4 2024 vs. Q1 2025 U. S. STEEL EUROPE SEGMENT EBITDA CHANGE ANALYSIS $46 $35 Q1 2024 ($83) Commercial $92 Raw Materials ($2) Operating Costs ($18) Other Q1 2025 $ Millions, Q1 2024 vs. Q1 2025 ($35) $35 $8 Q4 2024 $16 Commercial $45 Raw Materials Operating Costs $1 Other Q1 2025 Commercial The unfavorable impact is primarily the result of lower shipment volumes and lower average realized prices. Raw Materials The favorable impact is primarily the result of lower coal and iron ore costs, inventory revaluation impacts, and lower reserve for CO2 emissions. Operating Costs The change is not material. Other The unfavorable impact is primarily due to higher energy costs and an unfavorable foreign exchange impact. Commercial The favorable impact is primarily the result of higher shipment volumes. Raw Materials The favorable impact is primarily the result of lower coal cost, inventory revaluation impacts, and lower reserve for CO2 emissions. Operating Costs The favorable impact is primarily the result of decreased spending. Other The change is not material.

TUBULAR SEGMENT EBITDA CHANGE ANALYSIS


$ Millions, Q1 2024 vs. Q1 2025
$69
($42)
$7
$0
($9)
$25
Q1 2024
Commercial
Raw Materials
Operating Costs
Other
Q1 2025

Commercial
The unfavorable impact is primarily the result of lower average realized prices, partially offset by higher shipment volumes.

Raw Materials
The favorable impact is primarily the result of lower metallics costs.

Operating Costs
The change is not material.

Other
The unfavorable impact is primarily the result of lower joint venture income.


$ Millions, Q4 2024 vs. Q1 2025
$15
$9
$2
$1
($2)
$25
Q4 2024
Commercial
Raw Materials
Operating Costs
Other
Q1 2025

Commercial
The favorable impact is primarily the result of higher average realized prices and higher seamless shipment volumes.

Raw Materials
The change is not material.

Operating Costs
The change is not material.

Other
The change is not material.

United States Steel Corporation | 20

GLOBAL OPERATING FOOTPRINT

All amounts shown in millions

Legend: Operating | Indefinitely Idled | Temporarily Idled

Segment	Facility	Units	Idled	Total Capability[1]
NORTH AMERICAN FLAT-ROLLED	DR-grade Pellets[2]	Keetac (Operating)	-	4.0
	Iron Ore Pellets[2]	Minntac (Operating); Keetac (Operating)	-	22.4[3]
	Cokemaking	Clairton (Operating)	-	3.6
	Pig Iron	Gary (Operating)	-	0.5
	Gary	BF #4, BF #6, BF #8, BF #14 (Operating)	-	7.5
	Granite City	BF 'A', BF 'B' (Indefinitely Idled)	2.8	2.8
	Mon Valley	BF #1, BF #3 (Operating)	-	2.9
MINI MILL	Big River Steel	EAF #1, EAF #2 (Operating)	-	3.3
	Big River Steel 2	EAF #3, EAF #4 (Operating)	-	3.0
EUROPE	Košice	BF #1, BF #2, BF #3 (Operating)	-	5.0
TUBULAR	Fairfield	EAF Steelmaking / Seamless Pipe (Operating)	-	0.90
	Lorain	Seamless Pipe (Indefinitely Idled)	0.38	0.38
	Lone Star	#1 ERW, #2 ERW (Indefinitely Idled)	0.79	0.79

Planned 60-day maintenance activity at BF #6 and 20-day maintenance activity at Gary hot strip mill in Q2 2025.

BF #2 at USSE will be temporarily idled starting in mid-May. We plan to keep it offline until demand improves.

[1] Raw steel capability, except at Minntac and Keetac (DR-grade / blast furnace pellet capability), Clairton (coke capability), Gary pig (pig iron) Lorain, and Lone Star (pipe capability).
[2] Keetac can flex its capacity to produce either 6 million tons of blast furnace iron ore pellets or 4 million tons of DR-grade pellets.
[3] If Keetac produces 4 million tons of DR-grade pellets and zero tons of blast furnace iron ore pellets, total blast furnace iron ore production capacity would be 16.4 million.

United States Steel Corporation | 21

22 CASH AND LIQUIDITY Note: For reconciliation of non-GAAP amounts, see Appendix. 1 TTM = Trailing twelve months $4,090 $3,505 $2,100 $919 $573 FY 2021 FY 2022 FY 2023 FY 2024 TTM Q1 20251 $2,522 $3,504 $2,948 $1,367 $594 FY 2021 FY 2022 FY 2023 FY 2024 Q1 2025 $4,971 $5,925 $5,174 $3,624 $2,868 FY 2021 FY 2022 FY 2023 FY 2024 Q1 2025 $1,369 $473 $1,274 $2,806 $3,562 FY 2021 FY 2022 FY 2023 FY 2024 Q1 2025 Cash from Operations Cash and Cash Equivalents$ Millions $ Millions Total Estimated Liquidity Net Debt$ Millions $ Millions We expect Q1 2025 to mark our lowest cash balance for the year.

23 APPENDIX

24 SUPPLEMENTAL INFORMATION HRC (25%) CRC (50%) Coated (20%) Tin (5%) HRC (55%) CRC (15%) Coated (30%) HRC (60%) CRC (10%) Coated (20%) Tin (5%) Seamless (90%) Flat-Rolled Mini Mill2,3 U. S. Steel Europe Tubular2024 Shipments by product mix1 1 Rounded to the nearest 5%. 2 Includes NGO shipments; however, the value is rounded down to 0%. 3 Mini Mill segment product mix, once Big River 2 (BR2) is fully ramped, is expected to be ~40% hot rolled coil (HRC) / ~15% cold rolled coil (CRC) / ~40% Coated / ~5% Non-grain oriented electrical steel. Semi-finished (10%) Semi-finished (5%)

25 SUPPLEMENTAL INFORMATION HRC (20%) CRC (45%) Coated (25%) Tin (10%) HRC (50%) CRC (15%) Coated (35%) HRC (50%) CRC (10%) Coated (25%) Tin (10%) Seamless (95%) Flat-Rolled Mini Mill2 U. S. Steel Europe Tubular2024 Revenue by product mix1 1 Rounded to the nearest 5%. 2 Includes NGO revenue; due to rounding, the value is rounded down to 0%. Semi-finished (5%) Semi-finished (5%)

26 SUPPLEMENTAL INFORMATION Service Centers (13%) Converters (24%) Auto (43%) Construction (7%) Oil & Gas (98%) Flat-Rolled Mini Mill U. S. Steel Europe Tubular2024 Shipments by major market Packaging (5%) Appliance & Electrical (6%) Other (2%) Service Centers (41%) Converters (29%) Auto (1%) Construction (26%) Appliance & Electrical (4%) Service Centers (25%) Converters (7%) Auto (16%) Construction (34%) Packaging (6%) Appliance & Electrical (5%) Other (8%) Construction (2%)

27 SUPPLEMENTAL INFORMATION Firm (28%) Market based quarterly (32%) Market based monthly (16%) Spot (24%) Firm (3%) Cost based (9%) Market based quarterly (5%) Market based monthly (39%) Spot (44%) Firm (32%) Cost based (2%) Market based quarterly (1%) Market based monthly (15%) Spot (50%) Program (82%) Spot (18%) Flat-Rolled Mini Mill U. S. Steel Europe Tubular2024 Contract / spot mix by segment Note: Excludes intersegment shipments.

SUPPLEMENTAL INFORMATION

Cost structure:
Blast furnace steelmaking
illustrative

Raw Material Costs[1]



- Iron ore (~30%)
- Coke (~35%)
- Natural Gas (~5%)
- Scrap (~30%)

Key Inputs	Ratio[1]	Pricing Convention
Iron Ore	***1.3 tons of pellets / ton of raw steel*** *x raw steel volume (million tons)* *x iron ore price assumption ($/nt)*	**NAFR:** Vertically integrated **USSE:** Prices determined in long-term contracts with strategic suppliers or as spot prices negotiated monthly or quarterly
Coke	***1.4 tons of met coal / ton of coke*** *x met coal price assumption ($/nt)* *+ $75 - $100 / ton conversion cost* *x 0.3 ton of coke / ton of raw steel*	**NAFR:** Primarily annual met coal contracts **USSE:** Prices for European met coal contracts negotiated quarterly, annually or determined as index-based prices.
Scrap	***0.3 tons of scrap / ton of raw steel*** *x raw steel volume (million tons)* *x scrap price assumption ($/nt)*	**NAFR & USSE:** 60% generated internally; 40% purchased at market prices
Natural Gas[2]	***6 mmbtus of nat gas / ton of raw steel*** *x raw steel volume (million tons)* *x nat gas price assumption ($/nt)*	**NAFR:** 70% based on bids solicited monthly from various vendors; remainder daily or with term agreements **USSE:** Based on bids solicited primarily on a quarterly or monthly basis; remainder balanced on a daily basis
Labor	***2 hours labor / ton of raw steel*** *x raw steel volume (million tons)* *x hourly labor rate ($/hr)*	
Other Variable Costs	*Miscellaneous: includes maintenance and services, tool, other fuel and energy, and alloy costs*	**NAFR & USSE:** ~$150 - $300 / ton dependent on level of raw steel pricing, product mix, and maintenance activity **USSE:** Includes CO_2 costs

[1] Raw material costs and ratios assume a blast furnace within the North American flat-rolled segment.
[2] 6 mmbtus per ton of raw steel production; 4 mmbtus per ton consumed for further process (primarily at the hot strip mill).

United States Steel Corporation 28

SUPPLEMENTAL INFORMATION

Cost structure:
Electric arc furnace steelmaking
illustrative

Raw Material Costs



- Obsolete Scrap (~35%)
- Prime Scrap (~30%)
- Pig Iron (~25%)
- HBI / DRI (~10%)

Key Inputs	Ratio	Pricing Convention
Scrap	***0.8 tons of scrap / ton of raw steel*** *x raw steel volume (million tons)* *x scrap price assumption ($/nt)*	Volumes secured annually; priced on a monthly or quarterly basis
Pig Iron	***0.3 tons of pig iron / ton of raw steel*** *x raw steel volume (million tons)* *x pig iron price assumption ($/nt)*	Internal pig iron transferred from the N. American Flat-rolled segment at a discounted market rate; 3rd party pig volumes secured annually; priced on a monthly or quarterly basis
HBI	***0.1 tons of HBI / ton of raw steel*** *x raw steel volume (million tons)* *x HBI price assumption ($/nt)*	Volumes secured annually; priced on a monthly or quarterly basis based on a blended basket of external HBI production inputs and HBI/DRI substitutes
Electricity	***0.6 MKWH of electricity / ton of raw steel*** *x raw steel volume (million tons)* *x electricity price assumption ($/nt)*	Volume-discounted negotiated base price; adjusted quarterly based on regional electricity price fluctuations
Labor	***0.14 hours labor / ton of raw steel*** *x raw steel volume (million tons)* *x hourly labor rate ($/hr)*	

United States Steel Corporation 29

RECONCILIATION TABLE

Segment EBITDA

Flat-Rolled ($ millions)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Segment earnings (loss) before interest and income taxes	$34	$183	$106	$76	($13)
Depreciation	122	127	140	146	117
Flat-Rolled Segment EBITDA	**$156**	**$310**	**$246**	**$222**	**$104**
Segment EBIT Margin[1]	*1%*	*7%*	*4%*	*3%*	*(1%)*
Segment EBITDA Margin[1]	*6%*	*12%*	*10%*	*10%*	*5%*

Mini Mill ($ millions)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Segment earnings (loss) before interest and income taxes	$99	$28	($28)	($68)	($83)
Depreciation	46	47	50	60	88
Mini Mill Segment EBITDA	**$145**	**$74**	**$22**	**($8)**	**$5**
Segment EBIT Margin[1]	*14%*	*5%*	*(5%)*	*(13%)*	*(12%)*
Segment EBITDA Margin[1]	*21%*	*12%*	*4%*	*(2%)*	*1%*

U. S. Steel Europe ($ millions)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Segment earnings (loss) before interest and income taxes	$16	($10)	$7	($67)	$4
Depreciation	30	31	32	32	31
U. S. Steel Europe Segment EBITDA	**$46**	**$21**	**$39**	**($35)**	**$35**
Segment EBIT Margin[1]	*2%*	*(1%)*	*1%*	*(12%)*	*1%*
Segment EBITDA Margin[1]	*5%*	*3%*	*5%*	*(6%)*	*5%*

Tubular ($ millions)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Segment earnings (loss) before interest and income taxes	$57	$29	($4)	$3	$12
Depreciation	12	12	13	13	13
Tubular Segment EBITDA	**$69**	**$42**	**$9**	**$15**	**$25**
Segment EBIT Margin[1]	*21%*	*12%*	*(2%)*	*1%*	*5%*
Segment EBITDA Margin[1]	*25%*	*17%*	*4%*	*6%*	*10%*

Other ($ millions)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Segment earnings (loss) before interest and income taxes	($2)	($4)	$3	($5)	$3
Depreciation	0	0	0	0	0
Other Segment EBITDA	**($2)**	**($4)**	**$3**	**($4)**	**$3**

[1] The segment EBIT and segment EBITDA margins represent EBIT or EBITDA divided by net sales.

United States Steel Corporation 30

31 SUPPLEMENTAL INFORMATION Big River Steel LLC1 Summary Table 1 Unless otherwise noted, amounts shown are reflected in Big River Steel LLC, the operating unit of the Big River Steel companies that reside within the Mini Mill segment. 2 Earnings before interest and income taxes. 3 The debt amounts reflect aggregate principal amounts. The fair value step up represents the excess of fair value over book value when Big River Steel was purchased. The fair value step-up is recorded in Big River Steel Holdings LLC. The fair value step up is shown as it is related to the debt amounts in Big River Steel LLC. 4 Excludes capital expenditures for BR2 and air separation unit. Income Statement ($ millions) Q1 2025 Customer Sales $530M Intersegment Sales $60M Net Sales $590M EBIT2 $9M Balance Sheet Cash and cash equivalents $56M Total Assets $3,693M 2029 Senior secured notes $720M Environmental revenue bonds $752M Financial leases and all other obligations $20M Fair value step up3 $100M Total Debt3 $1,592M Cash Flow Depreciation and Amortization $45M Capital Expenditures4 $38M

32 RECONCILIATION TABLE Net Debt Net Debt ($ millions) YE 2021 YE 2022 YE 2023 YE 2024 Q1 2025 Short-term debt and current maturities of long-term debt $28 $63 $142 $95 $109 Long-term debt, less unamortized discount and debt issuance costs $3,863 $3,914 $4,080 $4,078 $4,047 Total Debt $3,891 $3,977 $4,222 $4,173 $4,156 Less: Cash and cash equivalents $2,522 $3,504 $2,948 $1,367 $594 Net Debt $1,369 $473 $1,274 $2,806 $3,562

33 RECONCILIATION TABLE 1 The tax impact of the adjusted items in 2024 and 2025 is calculated for U.S. domestic items using a blended tax rate of 24% and for USSE items of 21%. 2 The net earnings (loss) and adjusted net earnings (loss) margins represent net earnings (loss) or adjusted net earnings (loss) divided by net sales. Net Earnings (Loss) Adjusted Net Earnings (Loss) ($ millions) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Reported net earnings (loss) attributable to U. S. Steel $171 $183 $119 ($89) ($116) Asset impairment charges $7 $12 - - - Restructuring and other charges $6 - $5 ($3) - Stock-based compensation expense $11 $16 $10 $14 $15 VEBA asset surplus adjustment ($4) ($8) ($9) ($4) ($7) Environmental remediation charges $2 $1 $1 $14 $1 Strategic alternatives review process costs $23 $18 $18 $31 $23 Other charges, net $1 ($2) $2 $26 $6 Tax impact of adjusted items1 ($11) ($9) ($6) ($17) ($9) Adjusted Net Earnings (Loss) $206 $211 $140 ($28) ($87) Net earnings (loss) margin2 4% 4% 3% (3%) (3%) Adjusted net earnings (loss) margin2 5% 5% 4% (1%) (2%)

34 RECONCILIATION TABLE Adjusted EBITDA 1 The net earnings (loss) and adjusted EBITDA margins represent net earnings or EBITDA divided by net sales. Adjusted EBITDA ($ millions) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Reported net earnings (loss) attributable to U. S. Steel $171 $183 $119 ($89) ($116) Income tax (benefit) expense $38 $56 ($10) ($30) ($31) Net interest and other financial costs (income) ($55) ($58) ($61) ($24) $25 Depreciation, depletion and amortization expense $210 $217 $235 $251 $249 EBITDA $364 $398 $283 $108 $127 Asset impairment charges $7 $12 - - - Restructuring and other charges $6 - $5 ($3) - Stock-based compensation expense $11 $16 $10 $14 $15 Environmental remediation charges $2 $1 $1 $14 $1 Strategic alternatives review process costs $23 $18 $18 $31 $23 Other charges, net $1 ($2) $2 $26 $6 Adjusted EBITDA $414 $443 $319 $190 $172 Net earnings (loss) margin1 4% 4% 3% (3%) (3%) Adjusted EBITDA margin1 10% 11% 8% 5% 5%

35 Emily Chieng Investor Relations Officer ecchieng@uss.com 412-618-9554 Alana Blatz Manager – Investor Relations agblatz@uss.com 412-303-6521 INVESTOR RELATIONS